UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                               (Amendment No. 1)

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                December 31, 2007
                                -----------------

                               Exterra Energy Inc.
                -------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

                           Nevada 000-52319 20-5086877
          -------------------------------------------------------------
        (State or other jurisdiction (Commission File No.) (IRS Employer of incorporation) Identification No.)


              7804 Bronco Lane, Suite 100, Lago Vista, Texas 78645
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  512-267-6005
 ------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.01         Completion of Acquisition or Disposition of Assets

          This amendment to the Form 8-K filed on October 22, 2007 has been filed to include the financial information requird by Item 9.01(a)4 of Form 8-K.

          On October 17, 2007, the Company completed the acquisition of substantially all of the assets of Star of Texas Energy Services, Inc., Star of Texas Minerals Resources LLC, Hydro-FX, Inc. and Barnett Holding, LLC located in Lago Vista, Texas in consideration of the payment of $6,000,000.00 payable in shares of restricted common stock of the Company valued at $0.75 per share for a total of 8,000,000 shares.

          The acquisition consist of oil and gas working interests and overriding royalty interests in over 80 wells primarily in North Central Texas (Denton, Wise, Hood, Parker, Jack, Hill and Tarrant Counties) and producing out of the Barnett Shale. The acquisition also includes interests in gathering systems, undeveloped leases, vehicles and office furniture.

Item 5.01         Changes of Control of Registrant

          On October 17, 2007, (the "Closing Date"), pursuant to the terms of an asset purchase agreement, Exterra Energy, Inc. (hereinafter referred to as "Registrant"), purchased the assets of Star of Texas Energy Services, Inc., Star of Texas Minerals Resources LLC, Hydro-FX, Inc., and Barnett Holding, LLC (hereinafter referred to as "Seller"). The purchase price of the Assets was $6,000,000.00 U.S. which was payable in form of "common shares" of the Buyer at a deemed price of $0.75 per share for a total of 8,000,000 shares.

          Ray Ledesma is a principal owner of Seller and is a shareholder and director of the Registrant. Prior to the purchase Mr. Ledesma owned 112,500 shares of Registrant stock which represented 0.94% of the shares of outstanding common stock of the Registrant. Subsequent to the purchase Ray Ledesma was the direct or indirect owner of 8,112,500 shares of Registrant stock which represents 40.62% of the shares of outstanding common stock of the Registrant.

          Control of the Registrant was previously held by Ronald P. Erickson who owned an aggregate of 34% of the Registrant's issued and outstanding shares prior to the issuance of the 8,000,000 shares. Mr. Erickson's shares (4,075,000) now equal 20.40% of the shares of outstanding common stock of the Registrant.


Item 8.01         Other Events.

          Effective November 1, 2007, the Company will move its corporate offices to 7804 Bronco Lane, Suite 100, Lago Vista, Texas 78645. The Company's new telephone number is 512-267-6005 and its fax number is 512-267-4459.

Item 9.01         Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired

               1. Exhibit A - Audited financial statements for Barnett Holding, LLC for years ended December 31, 2005 and 2006 and reviewed financial statements for the interim period ending June 30, 2007.

               2. Exhibit B - Audited financial statements for Hydro-FX, Inc. for years ended December 31, 2005 and 2006 and reviewed financial statements for the interim period ending June 30, 2007.

               3. Exhibit C - Audited financial statements for Star of Texas Energy Services, Inc. for years ended December 31, 2005 and 2006 and reviewed financial statements for the interim period ending June 30, 2007.

               4. Exhibit D - Audited financial statements for State of Texas Minerals Resources LLC for years ended December 31, 2005 and 2006 and reviewed financial statements for the interim period ending June 30, 2007.


         (b)      Pro Forma Financial Information

               1. Exhibit E - Unaudited condensed combined pro forma balance sheet of Exterra Energy, Inc. as of June 30, 2007 and the unaudited condensed combined pro forma statement of operations for the six month ended June 30, 2007 and pro forma financial statements adjusting entries for the six months ended June 30, 2007.

         Exhibit No. 10.3  Amended Agreement of Purchase and Sale of
                           Star of Texas Energy Services, Inc. and
                           Star of Texas Minerals Resources LLC *


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         EXTERRA ENERGY INC.,


                                         /s/ Gordon C. McDougall
                                             -----------------------------------
                                             GORDON C. MCDOUGALL
                                             President

                                             Dated: December 31, 2007
---------------

* Incorporated by reference to the Registrant's Current Report on Form 8-K filed October 22, 2007.

Exhibit A

                         MOORE & ASSOCIATES, CHARTERED
                            ACCOUNTANTS AND ADVISORS
                                PCAOB REGISTERED

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------


To the Board of Directors
Barnett Holding, LLC

We have audited the accompanying balance sheets of Barnett Holding, LLC as of June 30, 2007 and December 31, 2006, and the related statements of operations, stockholders' equity and cash flows for the six months ended June 30, 2007, and the years ended December 31, 2006 and 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Barnett Holding, LLC as of June 30, 2007 and December 31, 2006, and the related statements of operations, stockholders' equity and cash flows for the six months ended June 30, 2007, and the years ended December 31, 2006 and 2005., in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has not yet established an ongoing source of revenues sufficient to cover its operating costs, which raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered


Moore & Associates Chartered
Las Vegas, Nevada
December 11, 2007


               2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146
                        (702) 253-7499 Fax (702) 253-7501
               ---------------------------------------------------


                                             BARNETT HOLDING, LLC

                                                Balance Sheets


                                                  ASSETS
                                                  ------

                                                                        June 30,            December 31,
                                                                          2007                 2006
                                                                        --------            ----------
CURRENT ASSETS

      Cash                                                              $   --               $    269
      Accounts receivable                                                   --                   --
                                                                        --------             --------

              Total Current Assets                                          --                    269
                                                                        --------             --------

OIL AND GAS PROPERTIES, net                                               22,536               13,802
                                                                        --------             --------

OTHER ASSETS                                                             223,982              223,982
                                                                        --------             --------

              TOTAL ASSETS                                              $246,518             $238,053
                                                                        ========             ========


                                    LIABILITIES AND MEMBERS' EQUITY
                                    -------------------------------

CURRENT LIABILITIES

      Accounts payable and accrued liabilities                          $   --               $   --
      Bank overdraft                                                       8,170                 --
      Notes payable                                                         --                   --
                                                                        --------             --------

              Total Current Liabilities                                    8,170                 --
                                                                        --------             --------

MEMBERS' EQUITY

      Member units, 1,000 units authorized, $1.00 par value,
        1,000 shares issued and outstanding                                1,000                1,000
      Additional paid-in capital                                         173,825              173,825
      Retained earnings                                                   63,523               63,228
                                                                        --------             --------

              Total Members' Equity                                      238,348              238,053
                                                                        --------             --------

              TOTAL LIABILITIES AND MEMBERS'
                EQUITY                                                  $246,518             $238,053
                                                                        ========             ========


                The accompanying notes are an integral part of these financial statements.




                                            BARNETT HOLDING, LLC

                                          Statements of Operations


                                       For the Six           For the                 For the
                                      Months Ended          Year Ended             Year Ended
                                        June 30,            December 31,           December 31,
                                          2007                  2006                   2005
                                      ------------          ------------           ------------

REVENUES                                 $ 8,125               $13,345               $ 3,643

OPERATING EXPENSES

    General and administrative             7,830                 1,406                 2,486
                                         -------               -------               -------

        Total Operating Expenses           7,830                 1,406                 2,486
                                         -------               -------               -------

INCOME FROM OPERATIONS                       295                11,939                 1,157

OTHER EXPENSES

    Other income                            --                     601                44,739
                                         -------               -------               -------

NET INCOME                               $   295               $12,540               $45,896
                                         =======               =======               =======


BASIC EARNINGS PER UNIT                  $  0.30               $ 12.54               $ 45.90
                                         =======               =======               =======

WEIGHTED AVERAGE NUMBER
  OF UNITS OUTSTANDING                     1,000                 1,000                 1,000
                                         =======               =======               =======


           The accompanying notes are an integral part of these financial statements.

BARNETT HOLDING, LLC

                                                Statements of Members' Equity



                                               Member Capital              Additional                          Total
                                           -----------------------          Paid-In         Retained          Members'
                                           Shares           Amount          Capital         Earnings           Equity
                                           ------          --------         --------        --------          -------

Balance, December 31, 2004                   1,000         $  1,000         $173,825         $  4,792         $179,617

Net income for the year
  ended December 31, 2005                     --               --               --             45,896           45,896
                                          --------         --------         --------         --------         --------

Balance, December 31, 2005                   1,000            1,000          173,825           50,688          225,513

Net income for the year
  ended December 31, 2006                     --               --               --             12,540           12,540
                                          --------         --------         --------         --------         --------

Balance, December 31, 2006                   1,000            1,000          173,825           63,228          238,053

Net income for the six months
  ended June 30, 2007                         --               --               --                295              295
                                          --------         --------         --------         --------         --------

Balance, June 30, 2007                       1,000         $  1,000         $173,825         $ 63,523         $238,348
                                          ========         ========         ========         ========         ========


                       The accompanying notes are an integral part of these financial statements.


                                             BARNETT HOLDING, LLC

                                           Statements of Cash Flows


                                                           For the Six         For the             For the
                                                          Months Ended       Year Ended           Year Ended
                                                            June 30,        December 31,         December 31,
                                                             2007              2006                  2005
                                                          ------------      ------------         ------------

CASH FLOWS FROM
  OPERATING ACTIVITIES

    Net income                                              $    295           $ 12,540           $ 15,061
    Adjustments to reconcile net loss to
      net cash used by operating activities:
        Common stock issued for services                        --                 --                 --
    Changes in operating assets and liabilities
        (Increase) decrease in accounts receivable              --                 --                 --
        Increase (decrease) in bank overdraft                  8,170               --                 --
                                                            --------           --------           --------

             Net Cash Provided by Operating Activities         8,465             12,540             15,061
                                                            --------           --------           --------

CASH FLOWS FROM INVESTING ACTIVITIES

        Purchase of other assets                                --               (6,400)           (16,000)
        Purchase of property and equipment                    (8,734)           (13,801)              --
                                                            --------           --------           --------

             Net Cash Used by Investing Activities            (8,734)           (20,201)           (16,000)
                                                            --------           --------           --------

CASH FLOWS FROM FINANCING ACTIVITIES                            --                 --                 --
                                                            --------           --------           --------

        NET DECREASE IN CASH                                    (269)            (7,661)              (939)

        CASH AT BEGINNING OF PERIOD                              269              7,930              8,869
                                                            --------           --------           --------

        CASH AT END OF PERIOD                               $   --             $    269           $  7,930
                                                            ========           ========           ========


SUPPLIMENTAL DISCLOSURES OF
    CASH FLOW INFORMATION

    CASH PAID FOR:

        Interest                                            $   --             $   --             $   --
        Income Taxes                                        $   --             $   --             $   --


                  The accompanying notes are an integral part of these financial statements.


                              BARNETT HOLDING, LLC
                   Notes to the Condensed Financial Statements
                       June 30, 2007 and December 31, 2006


NOTE 1 -  CONDENSED FINANCIAL STATEMENTS

          In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at June 30, 2007, and for all periods presented herein, have been made.

          Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2006 audited financial statements. The results of operations for the periods ended June 30, 2007 and 2006 are not necessarily indicative of the operating results for the full years.


NOTE 2 -  GOING CONCERN

          The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

          In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

          The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

                                 HYDRO-FX, INC.

                              FINANCIAL STATEMENTS

                       June 30, 2007 and December 31, 2006

MOORE & ASSOCIATES, CHARTERED
    ACCOUNTANTS AND ADVISORS
    ------------------------
        PCAOB REGISTERED


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------


To the Board of Directors
HYDRO-FX, Inc.
(A Development Stage Company)

We have audited the accompanying balance sheet of HYDRO-FX, Inc. (A Development Stage Company) as of December 31, 2006 and December 31, 2005, and the related statements of operations, stockholders' equity and cash flows through December 31, 2006, and for the six months ended June 30, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HYDRO-FX, Inc. (A Development Stage Company) as of December 31, 2006 and December 31, 2005 and the results of its operations and its cash flows through December 31, 2006 and for the six months ended June 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has not yet established an ongoing source of revenues sufficient to cover its operating costs, which raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Moore & Associates, Chartered
---------------------------------

Moore & Associates Chartered
Las Vegas, Nevada
December 10, 2007


               2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146
                       (702) 253-7499 Fax (702) 253-7501
--------------------------------------------------------------------------------



                                        HYDRO-FX, INC.
                                        Balance Sheets


                                          ASSETS
                                          ------

                                                                      June 30,          December 31,
                                                                        2007                  2006
                                                                      --------          ------------
CURRENT ASSETS

      Cash                                                            $   --               $ 50,485
      Accounts receivable                                               55,604              100,962
                                                                      --------             --------

              Total Current Assets                                      55,604              151,447
                                                                      --------             --------

OTHER ASSETS                                                            32,523               58,522
                                                                      --------             --------

              TOTAL ASSETS                                            $ 88,127             $209,969
                                                                      ========             ========


                           LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                           ----------------------------------------------

CURRENT LIABILITIES

      Accounts payable                                                $ 26,695             $ 39,224
      Bank overdraft                                                     1,001                 --
                                                                      --------             --------

              Total Current Liabilities                                 27,696               39,224
                                                                      --------             --------

STOCKHOLDERS' EQUITY (DEFICIT)

      Common stock, 1,000 shares authorized, $1.00 par value,
        1,000 shares issued and outstanding                              1,000                1,000
      Additional paid-in capital                                          --                   --
      Accumulated deficit                                               59,431              169,745
                                                                      --------             --------

              Total Stockholders' Equity (Deficit)                      60,431              170,745
                                                                      --------             --------

              TOTAL LIABILITIES AND STOCKHOLDERS'
                EQUITY (DEFICIT)                                      $ 88,127             $209,969
                                                                      ========             ========


              The accompanying notes are an integral part of these financial statements.






                                                HYDRO-FX, INC.
                                          Statements of Operations


                                        For the Six                For the                  For the
                                        Months Ended              Year Ended               Year Ended
                                          June 30,               December 31,             December 31,
                                            2007                    2006                     2005
                                          ---------               ---------               ---------

REVENUES                                  $  53,603               $ 597,867               $    --

OPERATING EXPENSES

    Well operating costs                     84,376                 280,974                    --
    Management expense                       78,794                 152,424                    --
    General and administrative                5,925                   4,832                      50
                                          ---------               ---------               ---------

        Total Operating Expenses            169,095                 438,230                      50
                                          ---------               ---------               ---------

INCOME (LOSS) FROM OPERATIONS              (115,492)                159,637                     (50)

OTHER INCOME AND EXPENSES

    Partnership income                       (5,178)                (10,889)                   --
                                          ---------               ---------               ---------

NET INCOME (LOSS)                         $(110,314)              $ 170,526               $     (50)
                                          =========               =========               =========


BASIC LOSS PER SHARE                      $ (110.31)              $  170.53               $   (0.05)
                                          =========               =========               =========

WEIGHTED AVERAGE NUMBER
  OF SHARES OUTSTANDING                       1,000                   1,000                   1,000
                                          =========               =========               =========


              The accompanying notes are an integral part of these financial statements.




                                                         HYDRO-FX, INC.
                                         Statements of Stockholders' Equity (Deficit)



                                           Common Stock               Additional                               Total
                                     -------------------------          Paid-In           Accumulated     Stockholders'
                                      Shares           Amount           Capital             Deficit          Equity
                                     ---------       ---------       ---------------       ---------        ---------

Balance, December 31, 2004               1,000       $   1,000       $          --         $    (731)       $     269

Net (loss) for the year
  ended December 31, 2005                 --              --                    --               (50)             (50)
                                     ---------       ---------       ---------------       ---------        ---------

Balance, December 31, 2005               1,000           1,000                  --              (781)             219

Net income for the year
  ended December 31, 2006                 --              --                    --           170,526          170,526
                                     ---------       ---------       ---------------       ---------        ---------

Balance, December 31, 2006               1,000           1,000                  --           169,745          170,745

Net (loss) for the six months
  ended June 30, 2007                     --              --                    --          (110,314)        (110,314)
                                     ---------       ---------       ---------------       ---------        ---------

Balance, June 30, 2007                   1,000       $   1,000       $          --         $  59,431        $  60,431
                                     =========       =========       ===============       =========        =========


                            The accompanying notes are an integral part of these financial statements.



                                                    HYDRO-FX, INC.
                                              Statements of Cash Flows



                                                         For the Six           For the             For the
                                                         Months Ended         Year Ended          Year Ended
                                                           June 30,           December 31,        December 31,
                                                             2007                2006                 2005
                                                           ---------           ---------           ----------
CASH FLOWS FROM
  OPERATING ACTIVITIES

    Net income (loss)                                      $(110,314)          $ 170,526           $     (50)
    Adjustments to reconcile net loss to
      net cash used by operating activities:
        Common stock issued for services                        --                  --                  --
    Changes in operating assets and liabilities
        (Increase) decrease in accounts receivable            45,358            (100,962)               --
        Increase (decrease) in accounts payable              (12,529)             39,224                --
        Increase (decrease) in bank overdraft                  1,001                --                  --
                                                           ---------           ---------           ---------

             Net Cash Used by Operating Activities           (76,484)            108,788                 (50)
                                                           ---------           ---------           ---------

CASH FLOWS FROM INVESTING ACTIVITIES

        Purchase of other assets                              25,999             (58,522)               --
                                                           ---------           ---------           ---------

             Net Cash Used by Operating Activities            25,999             (58,522)               --
                                                           ---------           ---------           ---------

CASH FLOWS FROM FINANCING ACTIVITIES                            --                  --                  --
                                                           ---------           ---------           ---------

        NET DECREASE IN CASH                                 (50,485)             50,266                 (50)

        CASH AT BEGINNING OF PERIOD                           50,485                 219                 269
                                                           ---------           ---------           ---------

        CASH AT END OF PERIOD                              $    --             $  50,485           $     219
                                                           =========           =========           =========

SUPPLIMENTAL DISCLOSURES OF
    CASH FLOW INFORMATION

    CASH PAID FOR:

        Interest                                           $    --             $    --             $    --
        Income Taxes                                       $    --             $    --             $    --


                  The accompanying notes are an integral part of these financial statements.

                                 HYDRO-FX, INC.
                   Notes to the Condensed Financial Statements
                       June 30, 2007 and December 31, 2006


NOTE 1 -  CONDENSED FINANCIAL STATEMENTS

          The accompanying financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at June 30, 2007, and for all periods presented herein, have been made.

          Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2006 audited financial statements. The results of operations for the periods ended June 30, 2007 and 2006 are not necessarily indicative of the operating results for the full years.

NOTE 2 - GOING CONCERN

          The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

          In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

          The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Exhibit C




                       STAR OF TEXAS ENERGY SERVICES, INC.

                        CONSOLIDATED FINANCIAL STATEMENTS

                  June 30, 2007 and December 31, 2006 and 2005

                                 C O N T E N T S



  Independent Auditors' Report............................................ F-3

  Balance Sheet........................................................... F-4

  Statements of Operations................................................ F-5

  Statements of Stockholders' Equity (Deficit)............................ F-6

  Statements of Cash Flows................................................ F-7

  Notes to the Financial Statements....................................... F-8

MOORE & ASSOCIATES, CHARTERED
    ACCOUNTANTS AND ADVISORS
    ------------------------
        PCAOB REGISTERED


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


The Board of Directors
Star of Texas Energy Services, Inc.
Lago Vista, Texas

We have audited the accompanying balance sheets of Star of Texas Energy Services, Inc.
as of June 30, 2007 and December 31, 2006 and the related statements of operations, stockholders' equity (deficit) and cash flows for the six months ended June 30, 2007 and the years ended December 31, 2006 and 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Star of Texas Energy Services, Inc. (a development stage company) as of June 30, 2007 and December 31, 2006 and the results of its operations and its cash flows for the six months ended June 30, 2007 and the years ended December 31, 2006 and 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company is in the development stage with no operating results to date, a deficit in working capital and a deficit in stockholders' equity, all of which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered
---------------------------------

Moore & Associates, Chartered
Las Vegas, Nevada
December 11, 2007


             2675 S. Jones Blvd. Suite 109, Las Vegas, Nevada 89146
                        (702) 253-7511 Fax (702)253-7501


                                          STAR OF TEXAS ENERGY SERVICES, INC.
                                                   Balance Sheets


                                                       ASSETS
                                                       ------

                                                                           June 30,            December 31,
                                                                            2007                  2006
                                                                        -----------            -----------
CURRENT ASSETS

      Cash                                                              $      --              $    95,409
      Accounts receivable                                                 1,045,426              1,025,941
      Other current assets                                                   39,635                 42,706
                                                                        -----------            -----------

              Total Current Assets                                        1,085,061              1,164,056
                                                                        -----------            -----------

OIL AND GAS PROPERTIES, net                                              15,264,470             11,068,472
                                                                        -----------            -----------

OTHER ASSETS                                                                 20,000                 20,000
                                                                        -----------            -----------

              TOTAL ASSETS                                              $16,369,531            $12,252,528
                                                                        ===========            ===========


                                      LIABILITIES AND STOCKHOLDERS' EQUITY
                                      ------------------------------------

CURRENT LIABILITIES

      Accounts payable and accrued liabilities                          $10,652,457            $ 6,866,567
      Bank overdraft                                                        257,058                   --
                                                                        -----------            -----------

              Total Current Liabilities                                  10,909,515              6,866,567
                                                                        -----------            -----------

LONG TERM DEBT                                                                 --                     --
                                                                        -----------            -----------

              Total Liabilities                                          10,909,515              6,866,567
                                                                        -----------            -----------

STOCKHOLDERS' EQUITY

      Common stock, 1,000 shares authorized, $1.00 par value,
        1,000 sharesissued and outstanding                                    1,000                  1,000
      Additional paid-in capital                                             27,125                 27,125
      Retained earnings                                                   5,431,891              5,357,836
                                                                        -----------            -----------

              Total Stockholders' Equity                                  5,460,016              5,385,961
                                                                        -----------            -----------

              TOTAL LIABILITIES AND STOCKHOLDERS'
                EQUITY                                                  $16,369,531            $12,252,528
                                                                        ===========            ===========


                      The accompanying notes are an integral part of these financial statements.

                                                         F-4


                                               STAR OF TEXAS ENERGY SERVICES, INC.
                                                   Statements of Operations


                                                    For the Six              For the                 For the
                                                    Months Ended            Year Ended              Year Ended
                                                       June 30,             December 31,           December 31,
                                                         2007                  2006                   2005
                                                     -----------            -----------            -----------

REVENUES                                             $ 4,444,744            $ 8,205,187            $10,587,905

OPERATING EXPENSES

    Well operating costs                               3,490,722              6,799,676              9,246,600
    General and administrative                           891,041              1,286,242              1,260,647
                                                     -----------            -----------            -----------

        Total Operating Expenses                       4,381,763              8,085,918             10,507,247
                                                     -----------            -----------            -----------

INCOME FROM OPERATIONS                                    62,981                119,269                 80,658
                                                     -----------            -----------            -----------

OTHER INCOME AND EXPENSES

    Interest income                                       11,074                 27,226                 37,545
    Gain on sale of assets                                  --                  515,973              2,955,385
                                                     -----------            -----------            -----------

        Total Other Income (Expense)                      11,074                543,199              2,992,930
                                                     -----------            -----------            -----------

NET INCOME                                           $    74,055            $   662,468            $ 3,073,588
                                                     ===========            ===========            ===========


BASIC EARNINGS PER SHARE                             $     74.06            $    662.47            $  3,073.59
                                                     ===========            ===========            ===========

WEIGHTED AVERAGE NUMBER
  OF SHARES OUTSTANDING                                    1,000                  1,000                  1,000
                                                     ===========            ===========            ===========


                        The accompanying notes are an integral part of these financial statements.

                                                         F-5



                                           STAR OF TEXAS ENERGY SERVICES, INC.
                                           Statements of Stockholders' Equity


                                             Common Stock                Additional                             Total
                                     ----------------------------         Paid-In           Retained        Stockholders'
                                       Shares            Amount           Capital           Earnings           Equity
                                     ----------        ----------        ----------        ----------        ----------

Balance, December 31, 2004                1,000        $    1,000        $   27,125        $1,611,780        $1,639,905

Net income for the year
  ended December 31, 2005                  --                --                --           3,083,588         3,083,588
                                     ----------        ----------        ----------        ----------        ----------

Balance, December 31, 2005                1,000             1,000            27,125         4,695,368         4,723,493

Net income for the year
  ended December 31, 2006                  --                --                --             662,468           662,468
                                     ----------        ----------        ----------        ----------        ----------

Balance, December 31, 2006                1,000             1,000            27,125         5,357,836         5,385,961

Net income for the six months
  ended June 30, 2007                      --                --                --              74,055            74,055
                                     ----------        ----------        ----------        ----------        ----------

Balance, June 30, 2007                    1,000        $    1,000        $   27,125        $5,431,891        $5,460,016
                                     ==========        ==========        ==========        ==========        ==========


                           The accompanying notes are an integral part of these financial statements.

                                                                 F-6



                                            STAR OF TEXAS ENERGY SERVICES, INC.
                                                 Statements of Cash Flows


                                                            For the Six            For the                For the
                                                            Months Ended          Year Ended            Year Ended
                                                              June 30,            December 31,          December 31,
                                                                2007                  2006                  2005
                                                            ------------          ------------          ------------
CASH FLOWS FROM
  OPERATING ACTIVITIES

    Net income                                              $     74,055          $    662,468          $  3,073,588
    Adjustments to reconcile net loss to
      net cash used by operating activities:
        Gain on sale of assets                                      --                 515,973             2,955,385
    Changes in operating assets and liabilities
        (Increase) decrease in accounts receivable               (19,485)             (997,695)              (28,246)
        (Increase) decrease in other current assets                3,071                 1,117                  --
        (Increase) decrease in other assets                      (24,966)              (44,827)                 --
        Increase (decrease) in accounts payable                3,785,890             4,779,464               391,244
        Increase (decrease) in bank overdraft                    257,058                  --                 (12,180)
                                                            ------------          ------------          ------------

             Net Cash Used by Operating Activities             4,075,623             4,916,500             6,379,791
                                                            ------------          ------------          ------------

CASH FLOWS FROM INVESTING ACTIVITIES

        Sale of assets                                              --                 228,854             2,977,260
        Purchase of oil and gas properties                    (9,479,895)          (20,117,736)          (17,540,181)
                                                            ------------          ------------          ------------

             Net Cash Used by Investing Activities            (9,479,895)          (19,888,882)          (14,562,921)
                                                            ------------          ------------          ------------

CASH FLOWS FROM FINANCING ACTIVITIES                           5,308,863            14,533,262             8,717,659
                                                            ------------          ------------          ------------

        NET DECREASE IN CASH                                     (95,409)             (439,120)              534,529

        CASH AT BEGINNING OF PERIOD                               95,409               534,529                  --
                                                            ------------          ------------          ------------

        CASH AT END OF PERIOD                               $       --            $     95,409          $    534,529
                                                            ============          ============          ============

SUPPLIMENTAL DISCLOSURES OF
    CASH FLOW INFORMATION

    CASH PAID FOR:

        Interest                                            $       --            $       --            $       --
        Income Taxes                                        $       --            $       --            $       --


                             The accompanying notes are an integral part of these financial statements.

                                                                   F-7

                       STAR OF TEXAS ENERGY SERVICES, INC.
                        Notes to the Financial Statements
                  June 30, 2007 and December 31, 2006 and 2005

NOTE 1 -  ORGANIZATION AND HISTORY

          Star of Texas Energy Services, Inc. (the Company) was incorporated on April 21, 1997 in the State of Texas. The Company is engaged in the exploration for and extraction of oil and gas.

NOTE 2 -  SIGNIFICANT ACCOUNTING POLICIES

          a. Accounting Method

          The Company uses the successful efforts method of accounting for oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties, to drill and equip exploratory wells that find proved reserves, and to drill and equip development wells are capitalized. Costs to drill exploratory wells that do not find proved reserves, geological and geophysical costs, and costs of carrying and retaining unproved properties are expensed.

          Unproved oil and gas properties that are individually significant are periodically assessed for impairment of value, and a loss is recognized at the time of impairment by providing an impairment allowance. Other unproved properties are amortized based on the Company's experience of successful drilling and average holding period. Capitalized costs of producing oil and gas properties, after considering estimated dismantlement and abandonment costs and estimated salvage values, are depreciated and depleted by the unit-of-production method. Support equipment and other property and equipment are depreciated over their estimated useful lives.

          On the sale or retirement of a complete unit of a proved property, the cost and related accumulated depreciation, depletion, and amortization are eliminated from the property accounts, and the resultant gain or loss is recognized. On the retirement or sale of a partial unit of proved property, the cost is charged to accumulated depreciation, depletion, and amortization with a resulting gain or loss recognized in income.

          b. Basic Income Per Share

                     For the Six Months Ended June 30, 2007
        Income                        Shares                        Per Share
      (Numerator)                 (Denominator)                      Amount
      -----------                 -------------                      ------

     $  (110,314)                      1,000                       $  (110.31)
     ===========                       =====                       ===========

                      For the Year Ended December 31, 2006
        Income                        Shares                        Per Share
      (Numerator)                 (Denominator)                      Amount
      -----------                 -------------                      ------

     $   170,526                       1,000                        $  170.53
     ===========                       =====                        =========

                      For the Year Ended December 31, 2005
        Income                        Shares                        Per Share
      (Numerator)                 (Denominator)                      Amount
      -----------                 -------------                      ------

     $       (50)                      1,000                        $   (0.50)
     ===========                       =====                         ========


     The computations of basic loss per share of common stock are based on the weighted average number of shares outstanding at the date of the financial statements. There are no common stock equivalents outstanding.

                       STAR OF TEXAS ENERGY SERVICES, INC.
                        Notes to the Financial Statements
                  June 30, 2007 and December 31, 2006 and 2005


NOTE 2 -  SIGNIFICANT ACCOUNTING POLICIES (Continued)

          c. Provision for Taxes

          Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely that not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

          Net deferred tax assets consist of the following components as of June 30, 2007, December 31, 2006 and 2005:

                                           2007           2006            2005
                                           ----           ----            ----
Deferred tax assets
    NOL Carryover                        $ 79,001       $ 41,494       $ 40,057
Valuation allowance                       (79,001)       (41,494)       (40,047)
                                         --------       --------       --------

Net deferred tax asset                   $   --         $   --         $   --
                                         ========       ========       ========

          The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate of 34% to pretax income from continuing operations for the six months ended June 30, 2007 and the years ended December 31, 2006 and 2005 due to the following:

                                           2007            2006          2005
                                           ----            ----          ----

Book (income) loss                       $ 37,507       $(57,979)      $     17
Intangible drilling costs                    --           59,416           --
Valuation allowance                       (37,507)        (1,437)           (17)
                                         --------       --------       --------

                                         $   --         $   --         $   --
                                         ========       ========       ========

          At December 31, 2006, the Company had net operating loss carry forwards of approximately $232,350 that may be offset against future taxable income through the year 2026. No tax benefit has been reported in the December 31, 2006 financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

          Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in the future.

          d. Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                       STAR OF TEXAS ENERGY SERVICES, INC.
                        Notes to the Financial Statements
                  June 30, 2007 and December 31, 2006 and 2005


NOTE 2 -  SIGNIFICANT ACCOUNTING POLICIES (Continued)

          e. Fair Value of Financial Instruments

          As of June 30, 2007 and December 31, 2006, the fair value of cash and accounts and advances payable, including amounts due to and from related parties, approximate carrying values because of the short-term maturity of these instruments.

          f. Recently Issued Accounting Pronouncements

          In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. Where applicable, SFAS No. 157 simplifies and codifies related guidance within GAAP and does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier adoption is encouraged. The Company does not expect the adoption of SFAS No. 157 to have a significant effect on its financial position or results of operation.

          In June 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109", which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company does not expect the adoption of FIN 48 to have a material impact on its financial reporting, and the Company is currently evaluating the impact, if any, the adoption of FIN 48 will have on its disclosure requirements.

          In March 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 156, "Accounting for Servicing of Financial Assets--an amendment of FASB Statement No. 140." This statement requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in any of the following situations: a transfer of the servicer's financial assets that meets the requirements for sale accounting; a transfer of the servicer's financial assets to a qualifying special-purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities and classifies them as either available-for-sale securities or trading securities; or an acquisition or assumption of an obligation to service a financial asset that does not relate to financial assets of the servicer or its consolidated affiliates. The statement also requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable, and permits an entity to choose either the amortization or fair value method for subsequent measurement of each class of servicing assets and liabilities. The statement further permits, at its initial adoption, a one-time reclassification of available for sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available for sale securities under Statement 115, provided that the available for sale securities are identified in some manner as offsetting the entity's exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value and requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized

                       STAR OF TEXAS ENERGY SERVICES, INC.
                        Notes to the Financial Statements
                  June 30, 2007 and December 31, 2006 and 2005


NOTE 2 -  SIGNIFICANT ACCOUNTING POLICIES (Continued)

          f. Recently Issued Accounting Pronouncements (Continued)

servicing assets and servicing liabilities. This statement is effective for fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of an entity's fiscal year. Management believes the adoption of this statement will have no immediate impact on the Company's financial condition or results of operations.

          g. Long-lived Assets-Technology

          The Company's technology is recorded at its cost. The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.

          h. Concentration of Risk

          Cash - The Company at times may maintain a cash balance in excess of insured limits. At June 30, 2007 and December 31, 2006, the Company has no funds in excess of insured limits.

          i. Revenue Recognition

          The Company recognizes oil revenues when pumped and metered by the customer.

          j. Accounts Receivable

          Accounts receivable are carried at the expected net realizable value. The allowance for doubtful accounts is based on management's assessment of the collectability of specific customer accounts and the aging of the accounts receivables. If there were a deterioration of a major customer's creditworthiness, or actual defaults were higher than historical experience, our estimates of the recoverability of the amounts due to us could be overstated, which could have a negative impact on operations.

          k. Cash and Cash Equivalents

          For purposes of the Statement of Cash Flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

          l. Property and Equipment

          Property and equipment are carried at cost, net of accumulated depreciation. Depreciation is computed straight-line over periods ranging from three to five years.

                       STAR OF TEXAS ENERGY SERVICES, INC.
                        Notes to the Financial Statements
                  June 30, 2007 and December 31, 2006 and 2005


NOTE 3 -       OIL AND GAS PROPERTIES

A summary of the oil and gas properties is as follows:

                                                      2007              2006
                                                  ------------     ------------

Oil and gas properties                            $ 87,385,314     $ 77,880,453
 Depletion and over riding interest sold           (72,120,844)     (66,811,981)
                                                  ------------     ------------

Net oil and gas properties                        $ 15,264,470     $ 11,068,472
                                                  ============     ============


NOTE 4 -  COMMIMENTS AND CONTINGENCIES

          The Company has sold overriding royalty interests in various of its wells. The Company pays percentages of the well production as a royalty to the interest holders.

Exhibit D







                      STAR OF TEXAS MINERAL RESOURCES, LLC

                              FINANCIAL STATEMENTS

                  June 30, 2007 and December 31, 2006 and 2005

                                 C O N T E N T S



  Independent Auditors' Report............................................ F-3

  Balance Sheets.......................................................... F-4

  Statements of Operations................................................ F-5

  Statements of Stockholders' Equity (Deficit)............................ F-6

  Statements of Cash Flows................................................ F-7

  Notes to the Financial Statements....................................... F-8

MOORE & ASSOCIATES, CHARTERED
    ACCOUNTANTS AND ADVISORS
    ------------------------
        PCAOB REGISTERED


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


The Board of Directors
Star of Texas Mineral Resources, Inc.
Lago Vista, Texas

We have audited the accompanying balance sheets of Star of Texas Mineral Resources, LLC as of June 30, 2007 and December 31, 2006 and the related statements of operations, stockholders' equity (deficit) and cash flows for the six months ended June 30, 2007 and the years ended December 31, 2006 and 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Star of Texas Mineral Resources, LLC (a development stage company) as of June 30, 2007 and December 31, 2006 and the results of its operations and its cash flows for the six months ended June 30, 2007 and the years ended December 31, 2006 and 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company is in the development stage with no operating results to date, a deficit in working capital and a deficit in stockholders' equity, all of which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Moore & Associates, Chartered
---------------------------------

Moore & Associates, Chartered
Las Vegas, Nevada
December  13 , 2007


             2675 S. Jones Blvd. Suite 109, Las Vegas, Nevada 89146
                        (702) 253-7511 Fax (702)253-7501
--------------------------------------------------------------------------------



                                   STAR OF TEXAS MINERAL RESOURCES, LLC
                                            Balance Sheets


                                               ASSETS
                                               ------

                                                                   June 30,             December 31,
                                                                    2007                    2006
                                                                 -----------             -----------
CURRENT ASSETS

      Cash                                                       $    79,889             $    25,439
      Accounts receivable                                               --                      --
                                                                 -----------             -----------

              Total Current Assets                                    79,889                  25,439
                                                                 -----------             -----------

OIL & GAS PROPERTIES, net                                          5,414,984               2,471,013
                                                                 -----------             -----------

OTHER ASSETS                                                            --                      --
                                                                 -----------             -----------

              TOTAL ASSETS                                       $ 5,494,873             $ 2,496,452
                                                                 ===========             ===========


                                  LIABILITIES AND MEMBERS' EQUITY (DEFICIT)
                                  -----------------------------------------

CURRENT LIABILITIES

      Accounts payable                                           $ 5,509,729             $ 2,497,562
                                                                 -----------             -----------

              Total Current Liabilities                            5,509,729               2,497,562
                                                                 -----------             -----------

LONG TERM DEBT                                                          --                      --
                                                                 -----------             -----------

              Total Liabilities                                    5,509,729               2,497,562
                                                                 -----------             -----------

MEMBERS' EQUITY (DEFICIT)

      Member units, 1,000 units authorized, $1.00 par value,
        1,000 units issued and outstanding                             1,000                   1,000
      Additional paid-in capital                                        --                      --
      Accumulated deficit                                            (15,856)                 (2,110)
                                                                 -----------             -----------

              Total Members' Equity (Deficit)                        (14,856)                 (1,110)
                                                                 -----------             -----------

              TOTAL LIABILITIES AND MEMBERS'
                EQUITY (DEFICIT)                                 $ 5,494,873             $ 2,496,452
                                                                 ===========             ===========


                  The accompanying ntoes are an integral part of these financial statements.

                                                     F-4



                                  STAR OF TEXAS MINERAL RESOURCES, LLC
                                        Statements of Operations


                                        For the Six               For the                 For the
                                        Months Ended             Year Ended              Year Ended
                                          June 30,               December 31,            December 31,
                                            2007                    2006                    2005
                                          --------                --------                --------

REVENUES                                  $  8,262                $  2,338                $   --

OPERATING EXPENSES

    Well operating costs                       350                     256                    --
    General and administrative              31,257                   6,313                   7,189
                                          --------                --------                --------

        Total Operating Expenses            31,607                   6,569                   7,189
                                          --------                --------                --------

INCOME (LOSS) FROM OPERATIONS              (23,345)                 (4,231)                 (7,189)

OTHER INCOME AND EXPENSES

    Interest income                          9,599                     161                     671
                                          --------                --------                --------

NET LOSS                                  $(13,746)               $ (4,070)               $ (6,518)
                                          ========                ========                ========


BASIC LOSS PER UNIT                       $ (13.75)               $  (4.07)               $  (6.52)
                                          ========                ========                ========

WEIGHTED AVERAGE NUMBER
  OF UNITS OUTSTANDING                       1,000                   1,000                   1,000
                                          ========                ========                ========


                  The accompanying ntoes are an integral part of these financial statements.

                                                     F-5



                                          STAR OF TEXAS MINERAL RESOURCES, LLC
                                        Statements of Members' Equity (Deficit)



                                             Member Units                Additional                             Total
                                       ------------------------           Paid-In          Accumulated       Stockholders'
                                        Units           Amount            Capital             Deficit           Equity
                                       --------        --------        --------------         --------         --------

Balance, December 31, 2004                1,000        $  1,000        $          --          $  8,478         $  9,478

Net loss for the year
  ended December 31, 2005                  --              --                     --            (6,518)          (6,518)
                                       --------        --------        ---------------        --------         --------

Balance, December 31, 2005                1,000           1,000                   --             1,960            2,960

Net loss for the year
  ended December 31, 2006                  --              --                     --            (4,070)          (4,070)
                                       --------        --------        ---------------        --------         --------

Balance, December 31, 2006                1,000           1,000                   --            (2,110)          (1,110)

Net loss for the six months
  ended June 30, 2007                      --              --                     --           (13,746)         (13,746)
                                       --------        --------        ---------------        --------         --------

Balance, June 30, 2007                    1,000        $  1,000        $          --          $(15,856)        $(14,856)
                                       ========        ========        ===============        ========         ========


                  The accompanying ntoes are an integral part of these financial statements.

                                                     F-6



                                         STAR OF TEXAS MINERAL RESOURCES, LLC
                                              Statements of Cash Flows



                                                           For the Six            For the             For the
                                                           Months Ended          Year Ended           Year Ended
                                                              June 30,           December 31,         December 31,
                                                               2007                 2006                 2005
                                                            -----------          -----------          -----------
CASH FLOWS FROM
  OPERATING ACTIVITIES

    Net loss                                                $   (13,746)         $    (4,070)         $    (6,518)
    Adjustments to reconcile net loss to
      net cash used by operating activities:
        Common stock issued for services                           --                   --                   --
    Changes in operating assets and liabilities
        (Increase) decrease in accounts receivable                 --                   --                   --
        Increase (decrease) in accounts payable               3,012,167              348,221            2,149,341
                                                            -----------          -----------          -----------

             Net Cash Used by Operating Activities            2,998,421              344,151            2,142,823
                                                            -----------          -----------          -----------

CASH FLOWS FROM INVESTING ACTIVITIES

        Purchase of oil and gas properties                   (2,943,971)            (604,118)          (1,859,932)
                                                            -----------          -----------          -----------

             Net Cash Used by Investing Activities           (2,943,971)            (604,118)          (1,859,932)
                                                            -----------          -----------          -----------

CASH FLOWS FROM FINANCING ACTIVITIES                               --                   --                      0
                                                            -----------          -----------          -----------

        NET DECREASE IN CASH                                     54,450             (259,967)             282,891

        CASH AT BEGINNING OF PERIOD                              25,439              285,406                2,515
                                                            -----------          -----------          -----------

        CASH AT END OF PERIOD                               $    79,889          $    25,439          $   285,406
                                                            ===========          ===========          ===========

SUPPLIMENTAL DISCLOSURES OF
    CASH FLOW INFORMATION

    CASH PAID FOR:

        Interest                                            $      --            $      --            $      --
        Income Taxes                                        $      --            $      --            $      --


                  The accompanying ntoes are an integral part of these financial statements.

                                                     F-7


                      STAR OF TEXAS MINERAL RESOURCES, LLC
                        Notes to the Financial Statements
                  June 30, 2007 and December 31, 2006 and 2005


NOTE 1 -  ORGANIZATION AND HISTORY

          Star of Texas Mineral Resources, Inc. (the Company) was formed on May 4, 2001 in the State of Texas as a Limited Liability Company. The Company is engaged in the exploration for and the extraction of oil and gas. The Company has elected to be taxed as a corporation.

NOTE 2 -  SIGNIFICANT ACCOUNTING POLICIES

          a. Accounting Method

          The Company uses the successful efforts method of accounting for oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties, to drill and equip exploratory wells that find proved reserves, and to drill and equip development wells are capitalized. Costs to drill exploratory wells that do not find proved reserves, geological and geophysical costs, and costs of carrying and retaining unproved properties are expensed.

          Unproved oil and gas properties that are individually significant are periodically assessed for impairment of value, and a loss is recognized at the time of impairment by providing an impairment allowance. Other unproved properties are amortized based on the Company's experience of successful drilling and average holding period. Capitalized costs of producing oil and gas properties, after considering estimated dismantlement and abandonment costs and estimated salvage values, are depreciated and depleted by the unit-of-production method. Support equipment and other property and equipment are depreciated over their estimated useful lives.

          On the sale or retirement of a complete unit of a proved property, the cost and related accumulated depreciation, depletion, and amortization are eliminated from the property accounts, and the resultant gain or loss is recognized. On the retirement or sale of a partial unit of proved property, the cost is charged to accumulated depreciation, depletion, and amortization with a resulting gain or loss recognized in income.

          b. Basic Income Per Share


                     For the Six Months Ended June 30, 2007
         Income                        Units                         Per Share
      (Numerator)                  (Denominator)                       Amount
      -----------                  -------------                       ------

     $   (13,746)                      1,000                        $  (13.75)
     ===========                       =====                        =========


                      For the Year Ended December 31, 2006
         Income                        Units                         Per Share
      (Numerator)                  (Denominator)                       Amount
      -----------                  -------------                       ------

      $   (4,070)                      1,000                        $   (4.07)
      ==========                       =====                        =========


                      For the Year Ended December 31, 2005
         Income                        Units                         Per Share
      (Numerator)                  (Denominator)                       Amount
      -----------                  -------------                       ------

      $   (6,518)                      1,000                        $   (6.52)
      ==========                       =====                        =========

The computations of basic loss per share of common stock are based on the weighted average number of shares outstanding at the date of the financial statements. There are no common stock equivalents outstanding.

                      STAR OF TEXAS MINERAL RESOURCES, LLC
                        Notes to the Financial Statements
                  June 30, 2007 and December 31, 2006 and 2005


NOTE 2 -  SIGNIFICANT ACCOUNTING POLICIES (Continued)

          c. Provision for Taxes

          Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely that not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

          Net deferred tax assets consist of the following components as of June 30, 2007, December 31, 2006 and 2005:

                                            2007          2006            2005
                                            ----          ----            ----
Deferred tax assets
    NOL Carryover                         $ 8,916        $ 4,242        $ 2,026
Valuation allowance                        (8,916)        (4,242)        (2,026)
                                          -------        -------        -------

Net deferred tax asset                    $  --          $  --          $  --
                                          =======        =======        =======

          The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate of 34% to pretax income from continuing operations for the six months ended June 30, 2007 and the years ended December 31, 2006 and 2005 due to the following:

                                              2007          2006          2005
                                              ----          ----          ----

Book income                                 $ 4,674       $ 1,384       $ 2,216
Intangible drilling costs                    (4,674)       (1,384)       (2,216)
Valuation allowance                            --            --            --
                                            -------       -------       -------

                                            $  --         $  --         $  --
                                            =======       =======       =======

          At June 30, 2007 and December 31, 2006, the Company had net operating loss carry forwards of approximately $12,500 that may be offset against future taxable income through the year 2025. No tax benefit has been reported in the December 31, 2006 financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

          Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in the future.

          d. Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      STAR OF TEXAS MINERAL RESOURCES, LLC
                        Notes to the Financial Statements
                  June 30, 2007 and December 31, 2006 and 2005


NOTE 2 -  SIGNIFICANT ACCOUNTING POLICIES (Continued)

          e. Fair Value of Financial Instruments

          As at June 30, 2007 and December 31, 2006, the fair value of cash and accounts and advances payable, including amounts due to and from related parties, approximate carrying values because of the short-term maturity of these instruments.

          f. Recently Issued Accounting Pronouncements

          In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. Where applicable, SFAS No. 157 simplifies and codifies related guidance within GAAP and does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier adoption is encouraged. The Company does not expect the adoption of SFAS No. 157 to have a significant effect on its financial position or results of operation.

          In June 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109", which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company does not expect the adoption of FIN 48 to have a material impact on its financial reporting, and the Company is currently evaluating the impact, if any, the adoption of FIN 48 will have on its disclosure requirements.

          In March 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 156, "Accounting for Servicing of Financial Assets--an amendment of FASB Statement No. 140." This statement requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in any of the following situations: a transfer of the servicer's financial assets that meets the requirements for sale accounting; a transfer of the servicer's financial assets to a qualifying special-purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities and classifies them as either available-for-sale securities or trading securities; or an acquisition or assumption of an obligation to service a financial asset that does not relate to financial assets of the servicer or its consolidated affiliates. The statement also requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable, and permits an entity to choose either the amortization or fair value method for subsequent measurement of each class of servicing assets and liabilities. The statement further permits, at its initial adoption, a one-time reclassification of available for sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available for sale securities under Statement 115, provided that the available for sale securities are identified in some manner as offsetting the entity's exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value and requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities. This statement is effective for

                      STAR OF TEXAS MINERAL RESOURCES, LLC
                        Notes to the Financial Statements
                  June 30, 2007 and December 31, 2006 and 2005


NOTE 2 -  SIGNIFICANT ACCOUNTING POLICIES (Continued)

          f. Recently Issued Accounting Pronouncements (Continued)

fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of an entity's fiscal year. Management believes the adoption of this statement will have no immediate impact on the Company's financial condition or results of operations.

          g. Long-lived Assets-Technology

          The Company's technology is recorded at its cost. The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.

          h. Concentration of Risk

          Cash - The Company at times may maintain a cash balance in excess of insured limits. At June 30, 2007 and December 31, 2006, the Company has no cash balances in excess of insured limits.

          i. Revenue Recognition

          The Company recognizes oil revenues when pumped and metered by the customer.

          j. Accounts Receivable

          Accounts receivable are carried at the expected net realizable value. The allowance for doubtful accounts is based on management's assessment of the collectability of specific customer accounts and the aging of the accounts receivables. If there were a deterioration of a major customer's creditworthiness, or actual defaults were higher than historical experience, our estimates of the recoverability of the amounts due to us could be overstated, which could have a negative impact on operations.

          k. Cash and Cash Equivalents

          For purposes of the Statement of Cash Flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

          l. Property and Equipment

          Property and equipment are carried at cost, net of accumulated depreciation. Depreciation is computed straight-line over periods ranging from three to five years.

                      STAR OF TEXAS MINERAL RESOURCES, LLC
                        Notes to the Financial Statements
                  June 30, 2007 and December 31, 2006 and 2005


NOTE 3 -  GOING CONCERN

          The Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other current assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. The Company intends to raise additional capital when required to drill additional wells and to improve the existing wells on its oil and gas properties. When and if these activities provide sufficient revenues it would allow it to continue as a going concern. In the interim the Company is working toward raising operating capital through the private placement of its common stock or debt instruments.

          The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plan described in the preceding paragraph and eventually attain profitable operations. The accompanying financial statements do not include any adjustments that may be necessary if the Company is unable to continue as a going concern.


NOTE 4 -  OIL AND GAS PROPERTIES

          A summary of the oil and gas properties is as follows:

                                                     2007               2006
                                                     ----               ----

Oil and gas properties                           $ 23,680,891      $  4,628,139
Depletion and over riding interest sold           (18,265,907)       (2,157,126)
                                                 ------------      ------------

Net oil and gas properties                       $  5,414,984      $  2,471,013
                                                 ============      ============


NOTE 5 -  COMMITMENTS AND CONTINGENCIES

          The Company as sold overriding royalty interests in various of its wells. The Company pays percentages of the well production as a royalty to the interest holders.


Exhibit E


                                                             EXTERRA ENERGY, INC.
                                            UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET


                                                    August 31, 2007                    June 30, 2007
                                                    ---------------  ---------------------------------------------------------------
                                                         Exterra      Star of Texas     Star of Texas    Barnett
                                                       Energy, Inc.  Energy Services  Mineral Resources  Holding      Hydro-FX, Inc.
                                                       ------------  ---------------  -----------------  -------      --------------
ASSETS

Current Assets:
     Cash                                              $     98,930    $       --      $     79,889    $       --      $       --

     Accounts receivable                                       --         1,045,426            --              --            55,604
     Other current assets                                      --            39,635            --              --              --
     Oil revenues receivable                                 17,555            --              --              --              --
                                                       ------------    ------------    ------------    ------------    ------------

       Total Current Assets                                 116,485       1,085,061          79,889            --            55,604
                                                       ------------    ------------    ------------    ------------    ------------

Oil and Gas Properties, Net:                                697,411      15,264,470       5,414,984          22,536            --
                                                       ------------    ------------    ------------    ------------    ------------

Other Assets                                                   --            20,000            --           223,982          32,523
                                                       ------------    ------------    ------------    ------------    ------------

       TOTAL ASSETS                                    $    813,896    $ 16,369,531 # $   5,494,873               #     $ 246,518 #
                                                       ============    ============    ============    ============    ============

LIABILITIES AND
     STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
     Accounts payable and accrued expenses             $     82,279    $ 10,652,457    $  5,509,729    $       --      $     26,695
     Bank overdraft                                            --           257,058            --             8,170           1,001
     Oil and gas properties purchase note payable           300,000            --              --              --              --
                                                       ------------    ------------    ------------    ------------    ------------

       Total Current Liabilities                            382,279      10,909,515       5,509,729           8,170          27,696
                                                       ------------    ------------    ------------    ------------    ------------

Long-Term Liabilities:
     Notes Payable                                             --              --              --              --              --
     Convertible loans, net of discount                     339,258            --              --              --              --
                                                       ------------    ------------    ------------    ------------    ------------

       Total Long-Term Payables                             339,258            --              --              --              --
                                                       ------------    ------------    ------------    ------------    ------------

       Total Liabilities                                    721,537      10,909,515       5,509,729           8,170          27,696
                                                       ------------    ------------    ------------    ------------    ------------

Stockholders' Equity:
     Preferred stock                                           --              --              --              --              --

     Common stock                                            11,971            --              --              --              --


     Additional paid-in capital                           1,333,181          28,125           1,000         174,825           1,000


     Retained earnings (deficit)                         (1,252,793)      5,431,891         (15,856)         63,523          59,431


                                                       ------------    ------------    ------------    ------------    ------------

       Total Stockholders' Equity                            92,359       5,460,016         (14,856)        238,348          60,431
                                                       ------------    ------------    ------------    ------------    ------------

TOTAL LIABILITIES
     AND STOCKHOLDERS'
     EQUITY (DEFICIT)                                  $    813,896    $ 16,369,531    $  5,494,873    $    246,518    $     88,127
                                                       ============    ============    ============    ============    ============

                                                              --              --              --              --              --



                                                             EXTERRA ENERGY, INC.
                                            UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET (Continued)


                                                                                                         Adjusted
                                                         Combined       Pro Forma                        ProForma
ASSETS                                                    Totals        Adjustments          REF          Totals
                                                        -----------    ------------          ---       --------------
Current Assets:
     Cash                                              $    178,819    $    500,000         [6]        $  1,297,390
                                                                            618,571         [4]
     Accounts receivable                                  1,101,030            --                         1,101,030
     Other current assets                                    39,635            --                            39,635
     Oil revenues receivable                                 17,555            --                            17,555
                                                       ------------    ------------                    ------------

       Total Current Assets                               1,337,039       1,118,571                       2,455,610
                                                       ------------    ------------                    ------------

Oil and Gas Properties, Net:                             21,399,401     (11,819,589)        [2]           9,579,812
                                                       ------------    ------------                     ------------

Other Assets                                                276,505            --                           276,505
                                                       ------------    ------------                     ------------

       TOTAL ASSETS                                    $ 23,012,945    $(10,701,018)                    $ 12,311,927
                                                       ============    ============                     ============

LIABILITIES AND
     STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
     Accounts payable and accrued expenses             $ 16,271,160    $(14,715,650)        [2]         $  1,555,510
     Bank overdraft                                         266,229        (266,229)        [4]                --
     Oil and gas properties purchase note paya              300,000        (100,000)        [5]              200,000
                                                       ------------    ------------                     ------------

       Total Current Liabilities                         16,837,389     (15,081,879)                       1,755,510
                                                       ------------    ------------                     ------------

Long-Term Liabilities:
     Notes Payable                                             --           500,000         [6]              500,000
     Convertible loans, net of discount                     339,258        (104,128)        [3]              235,130
                                                       ------------    ------------                     ------------

       Total Long-Term Payables                             339,258         395,872                          735,130
                                                       ------------    ------------                     ------------

       Total Liabilities                                 17,176,647     (14,686,007)                       2,490,640
                                                       ------------    ------------                     ------------

Stockholders' Equity:
     Preferred stock                                           --              --                              --

     Common stock                                            11,971           4,445         [1]               25,738
                                                                              8,000         [2]
                                                                                130         [3]
                                                                              1,192         [4]

     Additional paid-in capital                           1,538,131       4,885,055         [1]           15,837,842
                                                                          8,632,000         [2]
                                                                            103,998         [3]
                                                                            883,608         [4]
                                                                           (204,950)        [2]

     Retained earnings (deficit)                          4,286,196      (4,889,500)        [1]           (6,042,293)
                                                                            100,000         [5]
                                                                         (5,538,989)        [2]
                                                       ------------    ------------                     ------------

       Total Stockholders' Equity                         5,836,298       3,984,989                        9,821,287
                                                       ------------    ------------                     ------------

TOTAL LIABILITIES
     AND STOCKHOLDERS'
     EQUITY (DEFICIT)                                  $ 23,012,945    $(10,701,018)                    $ 12,311,927
                                                       ============    ============                     ============

                                                              --              --                               --

                                                       EXTERRA ENERGY, INC.
                                  UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
                                               FOR THE SIX MONTHS ENDED JUNE 30, 2007


                                           August 31, 2007                             June 30, 2007
                                           ---------------  ---------------------------------------------------------------
                                               Exterra       Star of Texas     Star of Texas      Barnett
                                             Energy, Inc.   Energy Services  Mineral Resources    Holding     Hydro-FX, Inc.

REVENUES

    Sales revenue                             $   18,947       $4,444,744      $    8,262       $    8,125      $   53,603
    Other revenue                                   --               --              --               --              --
                                              ----------       ----------      ----------       ----------      ----------

      Total Revenues                              18,947        4,444,744           8,262            8,125          53,603
                                              ----------       ----------      ----------       ----------      ----------

COST OF SALES                                       --               --              --               --              --
                                              ----------       ----------      ----------       ----------      ----------

GROSS PROFIT                                      18,947       4,444,744 #        8,262 #            8,125               #
                                              ----------       ----------      ----------       ----------      ----------

OPERATING EXPENSES

    Well Operating Costs                          30,036        3,490,722             350             --            84,376
    Financing Costs                              192,375             --              --               --              --
    Consulting Fees                              364,792             --              --               --              --
    Management Expense                           364,792             --              --               --            78,794
    General & Administrative Expenses             33,799          891,041          31,257            7,830           5,925
                                              ----------       ----------      ----------       ----------      ----------

      Total Costs and Expenses                   985,794        4,381,763          31,607            7,830         169,095
                                              ----------       ----------      ----------       ----------      ----------

      OPERATING INCOME (LOSS)                   (966,847)          62,981         (23,345)             295        (115,492)
                                              ----------       ----------      ----------       ----------      ----------

OTHER INCOME (EXPENSE)

    Interest expense                             (20,827)            --              --               --              --
    Interest income                                 --             11,074           9,599             --              --
    Other income                                    --               --              --               --             5,178
                                              ----------       ----------      ----------       ----------      ----------

      Total Other Income (Expense)               (20,827)          11,074           9,599             --             5,178
                                              ----------       ----------      ----------       ----------      ----------

      NET INCOME (LOSS)                       $ (987,674)      $   74,055      $  (13,746)      $      295      $ (110,314)
                                              ==========       ==========      ==========       ==========      ==========

                                     EXTERRA ENERGY, INC.
         UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS (Continued)
                           FOR THE SIX MONTHS ENDED JUNE 30, 2007


                                                                            Pro-Forma
                                                                            Adjusted
                                          Combined                          Combined
                                           Totals       Adjustments           Totals
                                           ------       -----------           ------
REVENUES

 Sales revenue                          $  4,533,681    $    --            $  4,533,681
 Other revenue                               --              --                 --
                                        ------------    ------------       ------------

      Total Revenues                       4,533,681         --              4,533,681
                                        ------------    ------------       ------------

COST OF SALES                                   --              --                 --
                                        ------------    ------------       ------------

GROSS PROFIT                               4,533,681            --            4,533,681
                                        ------------    ------------       ------------

OPERATING EXPENSES

    Well Operating Costs                   3,605,484            --            3,605,484
    Financing Costs                          192,375            --              192,375
    Consulting Fees                          364,792            --              364,792
    Management Expense                       443,586            --              443,586
    General & Administrative Expenses        969,852       4,889,500 [1]      5,859,352
                                        ------------    ------------       ------------

      Total Costs and Expenses             5,576,089       4,889,500         10,465,589
                                        ------------    ------------       ------------

      OPERATING INCOME (LOSS)             (1,042,408)     (4,889,500)        (5,931,908)
                                        ------------    ------------       ------------

OTHER INCOME (EXPENSE)

    Interest expense                         (20,827)           --              (20,827)
    Interest income                           20,673            --               20,673
    Other income                               5,178         100,000 [1]        105,178
                                        ------------    ------------       ------------

      Total Other Income (Expense)             5,024         100,000            105,024
                                        ------------    ------------       ------------

      NET INCOME (LOSS)                 $ (1,037,384)   $ (4,789,500)      $ (5,826,884)
                                        ============    ============       ============



[1]  To record issuance of 360,000 shares of common stock to Directors and Officers for services at $1.10 per share.

EXTERRA ENERGY, INC.
PROFORMA FINANCIAL STATEMENTS ADJUSTING ENTRIES
FOR THE SIX MONTHS ENDED JUNE 30, 2007

                          ----------------------------------------------------------------------------------

AJE 1            DATE     General and administrative                                4,889,500
                             Common stock                                                              4,445
                             APIC                                                                  4,885,055
                          To record issuance of 4,445,000 shares of common stock to Directors and Officers for services at $1.10 per share.
                          ----------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------
AJE 2            DATE     Oil and gas properties                                                  11,819,589
                             Common stock                                                              8,000
                          Retained earnings                                         5,538,989
                          Accounts payable                                         14,715,650
                          APIC                                                        204,950
                             APIC                                                                  8,632,000
                          To record issuance of 8,000,000 shares of common stock for acquisition of assets at
                          $1.08 per share.
                          ----------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------
AJE 3            DATE     Convertible loan                                            104,128
                             Common stock                                                                130
                             APIC                                                                    103,998
                          To record issuance of 130,160 shares of common stock for conversion of convertible loan from Quarry Bay Capital, LLC at $0.80 per share.
                          ----------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------
AJE 4            DATE
                          Cash                                                        884,800
                             Common stock                                                              1,192
                             APIC 883,608
                          To record issuance of 1,191,734 shares of common stock for a private placement at
                          $0.80 per share.
                          ----------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------
AJE 5            DATE     Oil & gas properties purchase N/P                           100,000
                             Other income                                                            100,000
                          To record sale of Burnett and Wuckowitsch Lease and application of funds toward payment of outstanding note from Wentworth Energy.
                          ----------------------------------------------------------------------------------

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AJE 6            DATE     Cash                                                        500,000
                             Note payable                                                            500,000
                          To record acceptance of loan from Coventry Capital for $500,000, six month term,
                          18% interest rate.
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